Regulatory Requirements and Other Restrictions	12 Months Ended
Dec. 31, 2016
Regulatory Capital Requirements [Abstract]
Regulatory Requirements and Other Restrictions
Regulatory Requirements and Other Restrictions

Branch Bank is required by the FRB to maintain reserve balances in the form of vault cash or deposits with the FRB based on specified percentages of certain deposit types, subject to various adjustments. At December 31, 2016, the net reserve requirement amounted to $124 million.

Branch Bank is subject to laws and regulations that limit the amount of dividends it can pay. In addition, both BB&T and Branch Bank are subject to various regulatory restrictions relating to the payment of dividends, including requirements to maintain capital at or above regulatory minimums, and to remain "well-capitalized" under the prompt corrective action regulations. BB&T does not expect that any of these laws, regulations or policies will materially affect the ability of Branch Bank to pay dividends.

BB&T is subject to various regulatory capital requirements administered by the Federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory—and possibly additional discretionary—actions by regulators that, if undertaken, could have a direct material effect on the financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company must meet specific capital guidelines that involve quantitative measures of assets, liabilities and certain off-balance-sheet items calculated pursuant to regulatory directives. BB&T’s capital amounts and classification also are subject to qualitative judgments by the regulators about components, risk weightings and other factors. BB&T is in full compliance with these requirements. Banking regulations also identify five capital categories for IDIs: well-capitalized, adequately capitalized, undercapitalized, significantly undercapitalized and critically undercapitalized. At December 31, 2016 and 2015, BB&T and Branch Bank were classified as "well-capitalized," and management believes that no events or changes have occurred subsequent to year end that would change this designation.

Quantitative measures established by regulation to ensure capital adequacy require BB&T to maintain minimum amounts and ratios of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier 1 capital to average tangible assets (leverage ratio).

Risk-based capital ratios, which include CET1, Tier 1 Capital and Total Capital, are calculated based on regulatory guidance related to the measurement of capital and risk-weighted assets.

	December 31, 2016				December 31, 2015
	Actual Capital		Capital Requirements		Actual Capital		Capital Requirements
	Ratio	Amount	Minimum	Well-Capitalized	Ratio	Amount	Minimum	Well-Capitalized
	(Dollars in millions)
CET1 Capital:
BB&T	10.2%	$18,050	$7,926	$11,449	10.3%	$17,081	$7,497	$10,830
Branch Bank	11.5	19,839	7,730	11,166	11.3	18,382	7,319	10,572
Tier 1 Capital:
BB&T	12.0	21,102	10,568	14,091	11.8	19,682	9,997	13,329
Branch Bank	11.5	19,839	10,307	13,743	11.3	18,382	9,759	13,012
Total Capital:
BB&T	14.1	24,872	14,091	17,614	14.3	23,753	13,329	16,661
Branch Bank	13.6	23,289	13,743	17,179	13.4	21,859	13,012	16,265
Leverage Capital:
BB&T	10.0	21,102	8,460	10,576	9.8	19,682	8,062	10,077
Branch Bank	9.6	19,839	8,249	10,311	9.3	18,382	7,866	9,833

As an approved seller/servicer, Branch Bank is required to maintain minimum levels of capital, as specified by various agencies, including the U.S. Department of Housing and Urban Development, GNMA, FHLMC and FNMA. At December 31, 2016 and 2015, Branch Bank’s capital was above all required levels.